EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a Director of Stage Stores, Inc., a Nevada corporation (the "Company"), hereby constitutes and appoints James Scarborough and Michael McCreery and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended, on Form S-8 or such other form as such attorneys-in-fact, or either of them, may deem necessary or desirable, any amendments thereto, and all post-effective amendments and supplements to the Registration Statement, for the registration of securities in connection with the Stage Stores, Inc. Amended and Restated 2001 Equity Incentive Plan, in such forms as they or either of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that the Registration Statement shall comply with the Securities Act of 1933, as amended, and the applicable Rules and Regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them or their substitute, might lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has signed this Power of Attorney as of the 1st day of December, 2004.

/s/ Scott J. Davido                                                                                                                          /s/ Margaret T. Monaco

Scott J. Davido, Director                                                                                                               Margaret T. Monaco, Director

/s/ Alan L. Gilman                                                                                                                          /s/ William J. Montgoris

Alan L. Gilman, Director                                                                                                               William J. Montgoris, Director

/s/ Michael Glazer                                                                                                                          /s/ Sharon Mosse

Michael Glazer, Director                                                                                                               Sharon Mosse, Director

/s/ John T. Mentzer                                                                                                                       /s/ Walter J. Salmon

John T. Mentzer, Director                                                                                                             Walter J. Salmon, Director